Certain Relationships and Related Party Transactions	12 Months Ended
Dec. 31, 2012
Certain Relationships And Related Party Transactions [Abstract]
Certain Relationships And Related Party Transactions

NOTE 15 – CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Clear Channel is a party to a management agreement with certain affiliates of Bain Capital Partners, LLC and Thomas H. Lee Partners, L.P. (together, the “Sponsors”) and certain other parties pursuant to which such affiliates of the Sponsors will provide management and financial advisory services until 2018. These agreements require management fees to be paid to such affiliates of the Sponsors for such services at a rate not greater than $15.0 million per year, plus reimbursable expenses. For the years ended December 31, 2012, 2011 and 2010, the Company recognized management fees and reimbursable expenses of $15.9 million, $15.7 million and $17.1 million, respectively.

Stock Purchases

On August 9, 2010, Clear Channel announced that its board of directors approved a stock purchase program under which Clear Channel or its subsidiaries may purchase up to an aggregate of $100.0 million of the Class A common stock of CCMH and/or the Class A common stock of CCOH. The stock purchase program does not have a fixed expiration date and may be modified, suspended or terminated at any time at Clear Channel's discretion. During 2011, CC Finco purchased 1,553,971 shares of CCOH's Class A common stock through open market purchases for approximately $16.4 million. During 2012, CC Finco purchased 111,291 shares of CCMH's Class A common stock for $692,887.